Exhibit 10.3

AMENDMENT TO FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

This Amendment (this “Amendment”) to FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “LLC Agreement”) of Carvana Group, LLC, a Delaware limited liability company (the “Company”), is entered into as of December 9, 2022, by and among the Company, Carvana Co. Sub LLC, a Delaware limited liability company (“Carvana Co. Sub”), its Members and Unitholders, and, solely for purposes of Section 3.1, Section 3.2 and Section 8.6 thereof and not as a Member, Unitholder or manager, Carvana Co., a Delaware corporation (“Carvana Co.”).

WHEREAS, pursuant to Section 11.2 of the LLC Agreement, the LLC Agreement may be amended by the Manager.

WHEREAS, the undersigned Manager desires to amend the LLC Agreement pursuant to the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties hereto hereby agree as follows:

1.Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement, as amended hereby.

2.Amendment to LLC Agreement. Section 5.1 of the LLC Agreement is hereby amended to insert a new Section 5.1(d), which shall read as follows:

“(d) Effective as of December 9, 2022, the position of “Independent Manager” is hereby established and is hereby designated as a “manager” within the meaning of Section 18-101(10) of the Delaware Act, and effective as of such date, the initial Independent Manager shall be Stefan M. Selig. The Independent Manager shall be designated, elected, or removed from time to time upon written notice from Carvana Co. Sub. Notwithstanding any of the provisions herein, (i) the Independent Manager shall, in its capacity as Independent Manager, and not in any other capacity, have the same fiduciary duties to the Company and the Unitholders and Members as a member of the board of directors of a Delaware corporation, (ii) each of the Manager and the Independent Manager shall have the power and authority to delegate to one or more other Persons (including, in the case of Manager, to the Independent Manager) any or all of such Manager’s or Independent Manager’s, as the case may be, rights, powers and duties, as contemplated by Section 18-407 of the Delaware Act, including any of its authority to sign agreements and other documents and take other actions on behalf of the Company and to enter into and perform any document on behalf of the Company, (iii) references to “Manager” in Sections 6.1 and 6.2 shall be deemed to be references to each of Manager and Independent Manager (including, for the avoidance of doubt, that the Independent Manager shall be deemed to be an “Indemnitee”), and (iv) the Independent Manager is an intended third party beneficiary of this Section 5.1(d) and, for the avoidance of doubt, Section 6.1(b) as an Indemnitee and shall be entitled to enforce such provisions (as it may be in effect from time to time) as if directly a party hereto.”

3.General.

(a)Representations and Warranties. Each of the Members party hereto hereby represents and warrants to each other, which representations and warranties shall survive the execution and delivery hereof, each such Member has the requisite legal power and authority to execute this Amendment, and that this Amendment constitutes the legal, valid and binding obligation of such Member, enforceable against such Member in accordance with its terms.

(b)Reference to LLC Agreement. Upon the effectiveness of this Amendment, each reference in the LLC Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the LLC Agreement, as amended hereby. Except as expressly provided herein, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Members and their respective successors and assigns.

(d)Governing Law. This Amendment shall be construed in accordance with and be enforced and governed by the internal laws of the State of Delaware, without regard to choice of law or conflicts of law principles.

(e)Counterparts; Electronic Signature. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. A fax or electronic signature hereto (including .pdf) shall be as legally binding as a signed original for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to Fifth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, effective as of the date first written above.

MANAGER:

CARVANA CO. SUB, LLC

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President and Secretary

[Signature Page to Amendment to Fifth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC]
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